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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2002

OAK TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25298	77-0161486
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

1390 Kifer Road
Sunnyvale California 94086
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (408) 523-6500

(Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.

        On October 25, 2002, Oak Technology, Inc., a Delaware corporation ("Oak"), completed its acquisition of TeraLogic, Inc., a Delaware corporation ("TeraLogic"), pursuant to the Agreement and Plan of Merger, dated as of October 7, 2002, as amended (the "Merger Agreement") among Oak, Optic Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Oak ("Optic Acquisition Corp."), and TeraLogic. Pursuant to the Merger Agreement, Optic Acquisition Corp. was merged with and into TeraLogic and TeraLogic became a wholly-owned subsidiary of Oak (the "Merger").

        In connection with the Merger, stockholders of TeraLogic received approximately $38 million in cash, in the aggregate, for their shares of TeraLogic capital stock and Oak assumed approximately $12 million of TeraLogic's debts and obligations. Oak funded the acquisition using cash-on-hand. In addition, Oak reserved 2.2 million shares of its common stock for future issuance to the employees of TeraLogic, pursuant to options granted to them upon closing the Merger.

        TeraLogic is a privately held fabless semiconductor company with world-class expertise in advanced video/audio and display processing technology for digital TV, HDTV, and personal digital video recorders (PVR).

        The summary of the transaction described above is qualified by reference to the Merger Agreement and the press release dated October 25, 2002 regarding the closing of the merger, each of which is attached as an exhibit hereto.

Item 7. Financial Statements and Exhibits.

  (a)
  Financial Statements of Business Acquired.

    The financial information required by this Item 7(a) has not been included with this filing and will be filed by amendment to this Form 8-K no later than 60 days after this initial report must be filed.

  (b)
  Pro Forma Financial Information.

    The pro forma financial information required by this Item 7(b) has not been included with this filing and will be filed by amendment to this Form 8-K no later than 60 days after this initial report must be filed.

  (c)
  Exhibits

    The following exhibits are filed herewith:

2.1	Agreement and Plan of Merger dated as of October 7, 2002, by and among Oak Technology, Inc., Optic Acquisition Corp. and TeraLogic, Inc. (Incorporated by reference to Exhibit 2.1 filed with Oak's Form 8-K (SEC File No. 000-25298) on October 8, 2002).
2.2	First Amendment to the Agreement and Plan of Merger, dated as of October 25, 2002, by and among Oak Technology, Inc., Optic Acquisition Corp. and TeraLogic, Inc.
99.1	Press Release of the Company, dated October 25, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK TECHNOLOGY, INC.
Date: October 29, 2002	By:	/s/ YOUNG K. SOHN Young K. Sohn Chairman of the Board of Directors, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1
Agreement and Plan of Merger dated as of October 7, 2002, by and among Oak Technology, Inc., Optic Acquisition Corp. and TeraLogic, Inc. (Incorporated by reference to Exhibit 2.1 filed with Oak's Form 8-K (SEC File No. 000-25298) on October 8, 2002).
2.2	First Amendment to the Agreement and Plan of Merger, dated as of October 25, 2002, by and among Oak Technology, Inc., Optic Acquisition Corp. and TeraLogic, Inc.
99.1	Press Release of the Company, dated October 25, 2002.

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  Item 2. Acquisition or Disposition of Assets.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX